UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
July 31, 2026
Date of Report (Date of earliest event reported)
UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 S. Capital of Texas Highway, Las Cimas IV, Suite 300
Austin, Texas 78746
(Address of principal executive offices, including zip code)
(512) 960-1010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPLD	The Nasdaq Global Market
Preferred Stock Purchase Rights	-	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                              ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On July 31, 2026, Upland Software, Inc. (the “Company”) received a notification letter from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company no longer meets Nasdaq’s $15 million minimum market value of publicly held shares requirement under Nasdaq Listing Rule 5450(b)(2&3)(C) (the “MVPHS Requirement”) based on Nasdaq’s review of the market value of the Company’s publicly held shares for the previous 30 consecutive business days. The Nasdaq deficiency letter is a notice of deficiency, not delisting, and does not currently affect the listing or trading of the Company’s common stock on the Nasdaq Global Market. The Company’s common stock will continue to trade on the Nasdaq Global Market under the symbol “UPLD” at this time.
The Company has 180 days, or until January 27, 2027, to regain compliance with the MVPHS Requirement (the “Compliance Date”). If, at any time before the Compliance Date, the Company’s market value of publicly held shares closes at $15 million or more for a minimum of ten consecutive business days, but generally no more than 20 consecutive business days, Nasdaq will provide written notification to the Company that it has regained compliance with the MVPHS Requirement. If the Company does not regain compliance with the MVPHS Requirement by the Compliance Date, Nasdaq will provide written notification to the Company that the Company’s common stock will be subject to delisting. At that time, the Company may appeal the delisting determination to a Nasdaq Hearings Panel (the “Panel”). However, there can be no assurance that, if the Company receives a delisting notice and appeals the delisting determination to the Panel, such appeal would be successful.
The Company intends to actively monitor the market value of its publicly held shares and to consider plans for regaining compliance with the MVPHS Requirement. While the Company plans to review all available options, there can be no assurance that it will be able to regain compliance with the applicable rules before the Compliance Date, any additional compliance period, or at all.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ Sean Nathaniel
Sean Nathaniel Chief Executive Officer
Date: August 5, 2026